SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
CHAPARRAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7261 (Commission File Number)	84-0630863 (IRS Employer Identification No.)

2 Gannett Drive, Suite 418, White Plains, New York (Address of principal executive offices)	77032 (Zip Code)
Registrant’s telephone number, including area code: (866) 559-3822
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 29, 2006, Chaparral Resources, Inc. (the “Company”) issued a press release announcing that the merger (the “Merger”) of NRL Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of LUKOIL Overseas Holding Ltd. (“LUKOIL”), with and into the Company was approved at a special meeting of the stockholders in London, England on September 29, 2006 and was consummated on September 29, 2006 in accordance with the Agreement and Plan of Merger, dated as of March 13, 2006, among the Company, LUKOIL and Merger Sub (the “Merger Agreement”). Before the merger, LUKOIL indirectly owned 60% of the outstanding common stock of the Company. The September 29, 2006 press release announcing the approval of the merger is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Pursuant to the terms of the Merger Agreement, each issued and outstanding share of the Company’s common stock (other than shares held by LUKOIL or its affiliates and any shares with respect to which appraisal rights have been properly perfected under Delaware law) was converted into $5.80 in cash, resulting in a payment to minority stockholders of approximately $88.6 million. With the close of the transaction, the Company ceased to be a publicly traded company and became an indirect wholly owned subsidiary of LUKOIL. The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 29, 2006, the Company filed with the Secretary of State of the State of Delaware an amended and restated Certificate of Incorporation. A copy of the Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c)      Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 13, 2006, among Chaparral Resources, Inc., LUKOIL Overseas and NRL Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 14, 2006)

3.1	Amended and Restated Certificate of Incorporation of Chaparral Resources, Inc., filed with the Secretary of State of the State of Delaware on September 29, 2006

99.1	Press Release dated September 29, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2006	CHAPARRAL RESOURCES, INC.
	By:	/s/ Nikolai Isaakov
Nikolai Isaakov
President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 13, 2006, among Chaparral Resources, Inc., LUKOIL Overseas and NRL Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 14, 2006)

3.1	Amended and Restated Certificate of Incorporation of Chaparral Resources, Inc., filed with the Secretary of State of the State of Delaware on September 29, 2006

99.1	Press Release dated September 29, 2006